UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2011

SAVEDAILY, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-143039	20-8006878
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3020 Old Ranch Parkway, Suite 140
Seal Beach, California 90740
 (Address of Principal Executive Offices)

(562) 795-7500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends Exhibit 99.1 of the Current Report on Form 8-K previously filed by SaveDaily, Inc. (the “Company”) with the Securities and Exchange Commission on August 30, 2011 principally to reflect an executed copy of the Independent Registered Public Accountants’ Report.

Item 9.01	Financial Statement and Exhibits.

(a)         Financial Statements Of Business Acquired.

The Audited Financial Statements of SaveDaily.com, Inc. as of April 30, 2011 for the fiscal years ended April 30, 2011 and April 30, 2010 are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(d)           Index To Exhibits.

Number	Description

99.1	Financial Statements of SaveDaily.com, Inc. for the fiscal years ended April 30, 2011 and April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVEDAILY, INC.

Date: January 11, 2012	By:	/s/ Jeff Mahony
Jeff Mahony,
Chief Executive Officer and Principal Financial Officer